Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,284.33
Total Transaction Valuation	9,300,000.00
Total Offset Amount	0.00
Net Fee	$ 1,284.33